UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A
Amendment
No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           March 30, 2005

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)

609-524-4500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On March 30, 2005, NRG Energy, Inc. or NRG, filed a Form 8-K which furnished a copy of NRG’s press release announcing its financial results for the fourth quarter and year ended December 31, 2004. This Amendment is being filed to correct one number on the first page of the press release. A copy of the amended press release is furnished as Exhibit 99.1 to this report on Form 8-K/A and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit
Number	Document
99.1	Press Release, dated March 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By:	/s/ TIMOTHY W. J. O’BRIEN
Timothy W. J. O’Brien
Vice President, General Counsel and Secretary

Dated: March 30, 2005

Exhibit Index

Exhibit
Number	Document
99.1	Press Release, dated March 30, 2005